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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported)
                                 April 25, 2000

                        COMMISSION FILE NUMBER 000-29809

                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               7372                            52-1769077
      (state or other jurisdiction of       (Primary Standard Industrial               (IRS Employer
      incorporation or organization)         Classification Code Number)          Identification Number)

                      6701 DEMOCRACY BOULEVARD, SUITE 800
                            BETHESDA, MARYLAND 20817
                                 (301) 897-1400
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

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     OTG Software, Inc. (OTG Software) hereby amends Item 7 of its Current
Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission on May 9, 2000 to read in its entirety as follows.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

         The audited financial statements of xVault, Inc. are attached as
         Exhibit 99.1.

     (b) Pro Forma Financial Information

         The unaudited pro forma condensed consolidated financial statements of OTG Software are attached as Exhibit 99.2.

     (c) Exhibits

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
         Designation                     Description
         -----------                     -----------
             23.1        Consent of KPMG LLP.

             99.1        Audited financial statements of xVault, Inc.

             99.2 Unaudited pro forma condensed consolidated financial statements of OTG Software.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     OTG SOFTWARE, INC.

Date: July 10, 2000                  By: /s/ Ronald W. Kaiser
                                         --------------------------
                                             Ronald W. Kaiser
                                             Chief Financial Officer and
                                             Treasurer
                                             (Principal Financial Officer)

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